UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008

Structured Products Corp.

on behalf of

TIERS Principal-Protected Minimum Return Asset Backed Certificates

Trust Series Nasdaq 2003-12

(Exact name of registrant as specified in its charter)

Delaware	001-32126	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

This current report on Form 8-K relates to a defeasance made on November 18, 2008, under Section 30 of TIERS® Asset Backed Supplement Series Nasdaq 2003-12 dated June 27, 2003 (the "Series Supplement") relating to TIERS Principal-Protected Minimum Return Asset Backed Certificates Trust Series Nasdaq 2003-12.

The Defeasance (as defined in the Series Supplement) is with respect to the principal amout of, and $5,810,000 of the Interest Distribution Amount (as defined in the Series Supplement) on, the Certificates.  In connection with the Defeasance, the Swap Agreement has been amended on November 18, 2008, pursuant to Section 30 of the Series Supplment.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

1.

Swap Agreement, dated as of June 27, 2003, and amended and restated on November 18, 2008, between Citigroup Global Markets Holdings, Inc., a New York  corporation, as Swap Counterparty, and U.S. Bank National Association, Cayman Islands Branch, a company organized and existing under the laws of the United States of America, registered as a foreign company under Part IX of the Companies Law (2003 Revision) of the Cayman Islands and holding a bank and trust license pursuant to the Banks and Trust Companies Law (2003 Revision) of the Cayman Islands, as Trustee for the TIERS® Principal-Protected Minimum Return Asset Backed Certificates Trust Series Nasdaq 2003-12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                          By: /s/ Brian Clancy

                                                                                                          Name:  Brian Clancy

                                                                                                          Title:    Authorized Signatory

November 18, 2008

EXHIBIT INDEX

Exhibit	Page

Swap Agreement, dated as of June 27, 2003, and amended and restated on November 18, 2008, between Citigroup Global Markets Holdings, Inc., a New York  corporation, as Swap Counterparty, and U.S. Bank National Association, Cayman Islands Branch, a company organized and existing under the laws of the United States of America, registered as a foreign company under Part IX of the Companies Law (2003 Revision) of the Cayman Islands and holding a bank and trust license pursuant to the Banks and Trust Companies Law (2003 Revision) of the Cayman Islands, as Trustee for the TIERS® Principal-Protected Minimum Return Asset Backed Certificates Trust Series Nasdaq 2003-12.

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